EXHIBIT 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2006 and 2005

	2nd Quarter		Change
(in thousands, except per share data)	2006	2005
Operating Revenues
Oil and gas operations	$169,178	$134,428	$34,750
Natural gas distribution	113,196	107,197	5,999

Total operating revenues	282,374	241,625	40,749

Operating Expenses
Cost of gas	57,831	50,424	7,407
Operations & maintenance	78,401	66,904	11,497
Depreciation, depletion and amortization	34,499	33,101	1,398
Taxes, other than income taxes	21,433	19,794	1,639
Accretion expense	912	654	258

Total operating expenses	193,076	170,877	22,199

Operating Income	89,298	70,748	18,550

Other Income (Expense)
Interest expense	(12,366)	(11,524)	(842)
Other income	255	517	(262)
Other expense	(272)	(268)	(4)

Total other expense	(12,383)	(11,275)	(1,108)

Income from Continuing Operations Before Income Taxes	76,915	59,473	17,442
Income tax expense	27,313	21,900	5,413

Income from Continuing Operations	49,602	37,573	12,029

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	(1)	13	(14)
Loss on disposal of discontinued operations	—	(13)	13

Loss from Discontinued Operations	(1)	—	(1)

Net Income	$49,601	$37,573	$12,028

Diluted Earnings Per Average Common Share
Continuing operations	$0.67	$0.51	$0.16
Discontinued operations	—	—	—

Net Income	$0.67	$0.51	$0.16

Basic Earnings Per Average Common Share
Continuing operations	$0.68	$0.51	$0.17
Discontinued operations	—	—	—

Net Income	$0.68	$0.51	$0.17

Diluted Avg. Common Shares Outstanding	73,902	73,782	120

Basic Avg. Common Shares Outstanding	73,028	73,017	11

Dividends Per Common Share	$0.11	$0.10	$.01

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2006 and 2005

	Year-to-date		Change
(in thousands, except per share data)	2006	2005
Operating Revenues
Oil and gas operations	$338,697	$237,308	$101,389
Natural gas distribution	431,819	365,325	66,494

Total operating revenues	770,516	602,633	167,883

Operating Expenses
Cost of gas	251,881	187,279	64,602
Operations & maintenance	152,884	127,309	25,575
Depreciation, depletion and amortization	68,796	64,526	4,270
Taxes, other than income taxes	54,112	46,344	7,768
Accretion expense	1,810	1,297	513

Total operating expenses	529,483	426,755	102,728

Operating Income	241,033	175,878	65,155

Other Income (Expense)
Interest expense	(25,543)	(23,194)	(2,349)
Other income	962	870	92
Other expense	(501)	(536)	35

Total other expense	(25,082)	(22,860)	(2,222)

Income from Continuing Operations Before Income Taxes	215,951	153,018	62,933
Income tax expense	78,848	56,503	22,345

Income from Continuing Operations	137,103	96,515	40,588

Discontinued Operations, Net of Taxes
Loss from discontinued operations	(8)	(6)	(2)
Gain on disposal of discontinued operations	—	110	(110)

Income (Loss) from Discontinued Operations	(8)	104	(112)

Net Income	$137,095	$96,619	$40,476

Diluted Earnings Per Average Common Share
Continuing operations	$1.85	$1.31	$0.54
Discontinued operations	—	—	—

Net Income	$1.85	$1.31	$0.54

Basic Earnings Per Average Common Share
Continuing operations	$1.87	$1.32	$0.55
Discontinued operations	—	—	—

Net Income	$1.87	$1.32	$0.55

Diluted Avg. Common Shares Outstanding	73,978	73,726	252

Basic Avg. Common Shares Outstanding	73,148	72,985	163

Dividends Per Common Share	$0.22	$0.20	$0.02

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending June 30, 2006 and 2005

	Trailing 12 Months		Change
(in thousands, except per share data)	2006	2005
Operating Revenues
Oil and gas operations	$629,084	$456,068	$173,016
Natural gas distribution	667,194	544,119	123,075

Total operating revenues	1,296,278	1,000,187	296,091

Operating Expenses
Cost of gas	380,224	268,139	112,085
Operations & maintenance	294,302	252,113	42,189
Depreciation, depletion and amortization	135,961	127,734	8,227
Taxes, other than income taxes	101,751	80,973	20,778
Accretion expense	3,160	2,540	620

Total operating expenses	915,398	731,499	183,899

Operating Income	380,880	268,688	112,192

Other Income (Expense)
Interest expense	(49,149)	(44,925)	(4,224)
Other income	2,255	2,320	(65)
Other expense	(675)	(1,056)	381

Total other expense	(47,569)	(43,661)	(3,908)

Income from Continuing Operations Before Income Taxes	333,311	225,027	108,284
Income tax expense	119,836	83,583	36,253

Income from Continuing Operations	213,475	141,444	72,031

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	(9)	65	(74)
Gain on disposal of discontinued operations	22	118	(96)

Income from Discontinued Operations	13	183	(170)

Net Income	$213,488	$141,627	$71,861

Diluted Earnings Per Average Common Share
Continuing operations	$2.89	$1.92	$0.97
Discontinued operations	—	0.01	(0.01)

Net Income	$2.89	$1.93	$0.96

Basic Earnings Per Average Common Share
Continuing operations	$2.92	$1.94	$0.98
Discontinued operations	—	0.01	(0.01)

Net Income	$2.92	$1.95	$0.97

Diluted Avg. Common Shares Outstanding	73,939	73,480	459

Basic Avg. Common Shares Outstanding	73,149	72,802	347

Dividends Per Common Share	$0.42	$0.3925	$0.0275

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2006 and 2005

	2nd Quarter		Change
(in thousands, except sales price data)	2006	2005
Oil and Gas Operations
Operating revenues
Natural gas	$106,194	$94,401	$11,793
Oil	47,475	28,499	18,976
Natural gas liquids	13,807	9,653	4,154
Other	1,702	1,875	(173)

Total	$169,178	$134,428	$34,750

Production volumes from continuing operations
Natural gas (MMcf)	15,725	15,176	549
Oil (MBbl)	914	848	66
Natural gas liquids (MMgal)	20.1	18.6	1.5

Production volumes from continuing ops. (MMcfe)	24,076	22,911	1,165
Total production volumes (MMcfe)	24,075	22,919	1,156

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.75	$6.22	$0.53
Oil (barrel)	$51.92	$33.63	$18.29
Natural gas liquids (gallon)	$0.69	$0.52	$0.17

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$31,622	$25,366	$6,256
Production taxes	12,759	11,869	890

Total	$44,381	$37,235	$7,146

Depreciation, depletion and amortization	$23,566	$22,458	$1,108
Capital expenditures	$50,652	$48,024	$2,628
Exploration expenditures	$1,417	$170	$1,247
Operating income	$87,138	$65,369	$21,769

Natural Gas Distribution
Operating revenues
Residential	$67,495	$64,778	$2,717
Commercial and industrial	32,856	29,580	3,276
Transportation	10,261	10,245	16
Other	2,584	2,594	(10)

Total	$113,196	$107,197	$5,999

Gas delivery volumes (MMcf)
Residential	3,295	4,170	(875)
Commercial and industrial	2,084	2,411	(327)
Transportation	11,589	11,942	(353)

Total	16,968	18,523	(1,555)

Other data
Depreciation and amortization	$10,933	$10,643	$290
Capital expenditures	$21,590	$20,897	$693
Operating income	$2,711	$5,630	$(2,919)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2006 and 2005

	Year-to-date		Change
(in thousands, except sales price data)	2006	2005
Oil and Gas Operations
Operating revenues
Natural gas	$222,278	$162,001	$60,277
Oil	89,617	54,804	34,813
Natural gas liquids	23,484	17,798	5,686
Other	3,318	2,705	613

Total	$338,697	$237,308	$101,389

Production volume from continuing operations
Natural gas (MMcf)	31,052	29,858	1,194
Oil (MBbl)	1,832	1,666	166
Natural gas liquids (MMgal)	36.7	34.4	2.3

Production volumes from continuing ops. (MMcfe)	47,285	44,767	2,518
Total production volumes (MMcfe)	47,284	44,825	2,459

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.16	$5.43	$1.73
Oil (barrel)	$48.93	$32.89	$16.04
Natural gas liquids (gallon)	$0.64	$0.52	$0.12

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$65,484	$48,115	$17,369
Production taxes	25,852	22,073	3,779

Total	$91,336	$70,188	$21,148

Depreciation, depletion and amortization	$47,117	$43,470	$3,647
Capital expenditures	$95,557	$88,509	$7,048
Exploration expenditures	$1,526	$494	$1,032
Operating income	$175,677	$104,346	$71,331

Natural Gas Distribution
Operating revenues
Residential	$286,001	$242,932	$43,069
Commercial and industrial	117,413	94,880	22,533
Transportation	22,996	23,274	(278)
Other	5,409	4,239	1,170

Total	$431,819	$365,325	$66,494

Gas delivery volumes (MMcf)
Residential	14,980	17,183	(2,203)
Commercial and industrial	7,025	7,706	(681)
Transportation	24,948	25,683	(735)

Total	46,953	50,572	(3,619)

Other data
Depreciation and amortization	$21,679	$21,056	$623
Capital expenditures	$40,435	$35,699	$4,736
Operating income	$66,438	$72,034	$5,596

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending June 30, 2006 and 2005

	Trailing 12 Months		Change
(in thousands, except sales price data)	2006	2005
Oil and Gas Operations
Operating revenues
Natural gas	$425,913	$307,865	$118,048
Oil	151,464	107,504	43,960
Natural gas liquids	44,141	35,545	8,596
Other	7,566	5,154	2,412

Total	$629,084	$456,068	$173,016

Production volumes from continuing operations
Natural gas (MMcf)	62,242	59,591	2,651
Oil (MBbl)	3,481	3,397	84
Natural gas liquids (MMgal)	72.9	70.4	2.5

Production volumes from continuing ops. (MMcfe)	93,538	90,030	3,508
Total production volumes (MMcfe)	93,558	90,121	3,437

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.84	$5.17	$1.67
Oil (barrel)	$43.51	$31.65	$11.86
Natural gas liquids (gallon)	$0.61	$0.50	$0.11

Other data
Lease operating expense (LOE)
LOE and other	$121,610	$91,076	$30,534
Production taxes	56,050	42,668	13,382

Total	$177,660	$133,744	$43,916

Depreciation, depletion and amortization	$92,987	$86,265	$6,722
Capital expenditures	$360,759	$421,037	$60,278
Exploration expenditures	$1,708	$2,494	$(786)
Operating income	$315,208	$198,988	$116,220

Natural Gas Distribution
Operating revenues
Residential	$427,821	$349,857	$77,964
Commercial and industrial	189,490	144,390	45,100
Transportation	43,012	43,018	(6)
Other	6,871	6,854	17

Total	$667,194	$544,119	$123,075

Gas delivery volumes (MMcf)
Residential	22,398	23,696	(1,298)
Commercial and industrial	11,817	11,753	64
Transportation	49,115	52,287	(3,172)

Total	83,330	87,736	(4,406)

Other data
Depreciation and amortization	$42,974	$41,469	$1,505
Capital expenditures	$78,012	$63,686	$14,326
Operating income	$67,326	$71,644	$(4,318)